Trade and other receivables	12 Months Ended
Jun. 30, 2021
Trade and other receivables
Trade and other receivables
26	Trade and other receivables

	2021	2020
for the year ended 30 June	Rm	Rm

Trade receivables	23 692	18 247
Other receivables	3 786	4 310
Related party receivables — equity accounted investments	255	215
Impairment of trade and other receivables	(515)	(706)
Trade and other receivables	27 218	22 066
Duties recoverable from customers	263	366
Prepaid expenses and other	1 860	1 605
Value added tax	1 592	1 060
	30 933	25 097

Impairment of trade receivables

Trade receivables are considered for impairment under the expected credit loss model. Trade receivables are written off when there is no reasonable prospect that the customer will pay. Refer to note 40 for detail on the impairments recognised.

No individual customer represents more than 10% of the group’s trade receivables.

Collateral

The group holds no collateral over the trade receivables which can be sold or pledged to a third party.

Accounting policies:

Trade and other receivables are recognised initially at transaction price and subsequently stated at amortised cost using the effective interest rate method, less impairment losses. A simplified expected credit loss model is applied for recognition and measurement of impairments in trade receivables, where expected lifetime credit losses are recognised from initial recognition, with changes in loss allowances recognised in profit and loss. The group did not use a provisional matrix. Trade and other receivables are written off where there is no reasonable expectation of recovering amounts due. The trade receivables do not contain a significant financing component.